UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): September 4, 2003

DELTA MUTUAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30563 14-1818394

(Commission File Number) (IRS Employer Identification No.)

111 North Branch Street, Sellersville, Pennsylvania 18960

(Address of principal executive offices) (Zip Code)

1730 Rhode Island Avenue, Suite 812, Washington, DC 20036

(Former Address)

(215) 258-2800

(Registrant's telephone number)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

On September 4, 2003, the Registrant issued the press release attached as Exhibit 99.1 in connection with the execution and delivery of a certain contract signed by and between the Registrant and Ms. Jamie Burrows and Burrows Consulting, Inc., of Houston, Texas, a copy of which is attached hereto as an exhibit.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release

10.10 Agreement, dated as of August 29, 2003 by and between

Registrant, Ms. Jaime Burrows and Burrows Consulting, Inc.,

of Houston, Texas.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DELTA MUTUAL, INC.

Dated: September 4, 2003 By: _/s/ Peter F. Russo _

Peter F. Russo, President

Delta Mutual Inc.

Press Release

Sellersville, PA September 4, 2003

Delta Mutual, Inc. Forms New Subsidiary To Work With The United States Military And Department Of Defense Hazardous Waste Disposal Programs

Today, September 4, 2003, Delta Mutual, Inc. announced the execution of the first legal contract with Ms. Jamie Burrows and Burrows Consulting, Inc., of Houston, Texas. "This agreement", stated Peter F. Russo, President and Chief Executive Officer of Delta Mutual, Inc., "establishes our business relationship by the creation of a new joint venture company, Delta Specialty Services, Inc., with the Burrows organization". This joint venture company, a subsidiary of Delta Mutual, Inc., will compete for support contracts on United States military hazardous waste disposal projects by providing contract management, handling, transporting and disposal of secondary hazardous wastes from military facilities. Currently, there are several stockpiles of chemical weapons as well as buried munitions and unexploded ordinance scheduled to be treated to form secondary wastes for disposal at commercial facilities. The multilateral Chemical Weapons Treaty has identified the munitions and ordinance for disposal at various sites in the United States.

Ms. Jamie Burrows, the founder of Burrows Consulting, Inc., shall be appointed as President and Chief Executive Officer of the joint venture company, Delta Specialties, Inc. Ms. Burrows has more than twenty years of experience and has successfully managed government contracts and military hazardous waste programs. As an expert in such contract management, Ms. Burrows has focused on integrating effective communications between the participating state and federal agencies, elected representatives, treaty inspectors and local activist environmental groups.

Previously, Delta Mutual, Inc. and the Burrows organization had signed a Letter Of Intent announcing on April 25, 2003, their intent to form the joint venture company. According to the legal agreement announced today, the joint venture is officially scheduled to be consummated on October 31, 2003. Assuming all conditions are met, which include the execution and delivery of legal documents defining the rights of the parties and requiring certain funding commitments, the joint venture could commence operations with contracts valued at approximately $251,000. Mr. Russo further stated that "our business plan anticipates the potential of approximately $1,000,000 in future revenues during the 12 months following the consummation of the joint venture for our subsidiary, Delta Specialties, Inc."

Forward - Looking Statement

This Press Release contains forward - looking statements that involve risks and uncertainties, which may include statements about our:

    Business strategy and development plans
    Plans for entering into new businesses and acquisitions
    Anticipated sources of funds, including the proceeds from future operations
    Plans, objectives, expectations and intentions contained in this Press Release that are not historical facts.

When used in this Press Release, the words "expects", "intends", "projects", "anticipates", "believes", "seeks", "estimates" and similar expressions are generally intended to identify forward - looking statements involve risks and uncertainties, actual results could differ materially from those discussed in this Press Release. We assume no obligation to update any forward - looking statement.

Contact:

Delta Mutual, Inc.

Peter F. Russo, 215/258-2800

Fax: 215/258-2870

Delta Mutual, Inc.

111 North Branch Street

Sellersville, Pennsylvania 18960

August 29, 2003

PERSONAL AND CONFIDENTIAL

Ms. Jamie Burrows

and

Burrows Consulting, Inc.

107 Sage Road

Houston, Texas 77056

Dear Ms. Burrows:

This correspondence shall serve as the first legal agreement (the "Agreement") by and between Delta Mutual, Inc., a Delaware corporation ( Delta"), you, Ms. Jamie Burrows, an individual, and Burrows Consulting, Inc., a Texas corporation (collectively, referred to as "Burrows"), in furtherance of our expressions of interest as set forth in our Letter of Intent, dated March 31, 2003. We have mutually agreed to further develop our business relationship, on an exclusive basis, and proceed with our business plan. We both acknowledge that Delta's wholly owned subsidiary, Delta Specialty Services, Inc. ("Delta-Sub") shall be the legal entity through which we shall operate our business. Our mutual operational business goal is for Delta-Sub to provide waste remediation technologies and services on a project basis to the United States Government, foreign governments, their respective departments, agencies and political subdivisions as well as to private entities throughout the World. Subject to the conditions outlined below, Delta-Sub will be managed on a day-to-day basis by your appointed management team and we confirm our agreement to the following:

1. Ownership and Management of Delta-Sub. Delta-Sub and Burrows shall prepare and execute a shareholders agreement ("Shareholders' Agreement"), at the "Closing", defined below, pursuant to which the parties shall provide for the following:

A. Delta shall issue to Burrows or their designee forty (40%) percent of the authorized capital shares of Delta-Sub and sixty (60%) percent shall be retained by Delta; at Closing, Delta-Sub shall have an initial Board of Directors composed of five (5) members: Ms. Burrows and a member to be recommended by Burrows, two (2) members to be recommended by Delta, and a member to be appointed by mutual agreement of Ms. Burrows and Delta. Any proposed "Capital Transactions" shall require the affirmative vote of no less than eighty (80%) percent of the membership of the entire Board (a "Super-Majority Vote"). The term "Capital Transactions" shall mean: any debt or equipment financing above a mutually agreed upon threshold; a merger, reorganization or other combination; the sale of assets; any further equity financing following "Initial Funding", defined below, or other proposed transaction pursuant to the terms of which Delta-Sub's charter or bylaws, businesses, ownership structure or assets are sought to be materially modified or changed.

B. Delta's and Burrows' initial equity ownership positions in Delta-Sub shall be subject to a "stand-still" provision, preventing any transfer or sale by either party of their respective Delta-Sub equity shares during the first three (3) years following Closing, except pursuant to a Super-Majority Vote of its Board and the consent of the selling shareholder or in the event of the untimely death or permanent disability of Ms. Burrows or the insolvency or the filing of a bankruptcy petition by Delta. Following such period and only after providing the Delta-Sub and then the other party with a right of first purchase, the parties shall be permitted to sell their equity shares to a third party. There shall also be a co-sale provision.

C. The Shareholders' Agreement shall contain such further provisions normally contained in shareholder agreements, including but not limited to provisions covering events of default and cross-default, dispute resolution, notice and governing law, and voting of shares.

2. Burrows' Employment Agreement. Delta-Sub and Burrows shall prepare and execute an employment agreement (the "Employment Agreement") at the Closing, pursuant to which Burrows shall be appointed and employed as the president and chief executive officer of Delta-Sub which shall contain the following principal terms and provisions:

A. Burrows shall devote all of her business efforts to her duties as the President/CEO of Delta-Sub, except, however, Burrows shall be permitted to finalize any work on any projects then engaged with at the time of Closing (the "Pre-Delta Projects"), provided that any such work does not materially interfere with her duties in connection with the business and operations of Delta-Sub.

B. Delta-Sub shall provide Burrows: an annual base salary of $150,000 during the initial three (3) year employment term, subject to reasonable monthly reductions commensurate to the time Burrows requires to complete Pre-Delta Projects, but in no event shall any such monthly reduction exceed fifty (50%) percent of the monthly base salary; participation in its group medical plan, an employee partial contributory plan (a "PPO"); the use of a Delta-Sub automobile purchased for a price of $30,000, or, alternatively, a car allowance of $ $833 per month during the initial 3-year employment term; participation in any and all employee benefit plans then in effect or adopted in the future; qualification for annual bonus in discretion of Board; twenty (20) annual paid vacation days and "sick leave" in accordance with company to-be-established rules for its senior officers; a term life insurance policy on Burrows' life, paying her named beneficiary a death benefit equal to $300,000 during the initial employment term; work place shall be Burrows' current offices in Houston, Texas, or such other location as mutually agreed upon, subject to travel as frequently as business may require; business expenses reimbursed in accordance with applicable tax regulations.

C. Burrows shall be eligible to receive annual incentive compensation, payable in accordance with the formula and schedule attached hereto as Exhibit A.

D. Employment Agreement will be renewable at end of initial three (3) year term upon mutual decision, impose normal and customary restrictive covenants and confidentiality provisions, voluntary and for cause termination, with severance of six (6) months base salary for employer termination without cause.

E. Ms. Burrows will receive 50,000 shares of Delta Mutual, Inc. common stock upon closing.

F. Burrows shall have the option of terminating the Employment Agreement and the Shareholders' Agreement upon immediate notice if any of the payments and/or cash contributions scheduled to be made by Delta in Section 3 below are not made pursuant to their payment schedule.

3. Initial Funding of Business. Delta-Sub and Burrows have mutually agreed upon a budget and financial forecast for Delta-Sub, covering the first several years of operations for the business to be conducted by Burrows (the "Operating Budget"), a copy of which is annexed hereto as Exhibit B and incorporated by reference herein. In order to fund the Operating Budget and to be included in the Shareholders' Agreement, Delta shall commit and make the following payments and capital contributions in the amounts and at the times set forth as follows:

A. Burrows hereby acknowledges its receipt of payments in the amount of $63,750 made by Delta, and Delta acknowledges its commitment to pay an additional $11,250 to

Burrows on or before September 8, 2003, making the total amount of Delta payments to Burrows $75,000, all of which payments are nonrefundable and represent the consideration for Burrows agreement to the provisions of "Exclusivity" set forth below.

B. A cash contribution to Delta-Sub of $250,000 on or before the later of October 31, 2003.

or Closing;

C. A cash contribution to Delta-Sub of $250,000 on or before January 31, 2004, and;

D. A cash contribution to Delta-Sub of $325,000 on or before April 30, 2004.

In order to secure Delta's promises to make the payments and capital contributions set forth above, Delta shall deliver to Burrows, at the Closing, its corporate promissory note in the principal amount of $825,000, without interest, which shall include provisions that provide for the payment of the outstanding principal balance in accordance with the schedule set forth above. The indebtedness represented in this corporate promissory note shall be secured by Delta's pledge of its Delta-Sub capital shares.

4. Best Efforts. The parties hereby agree to utilize their respective best efforts to prepare the Shareholders' Agreement and the Employment Agreement as well as any other necessary documents for purposes of effectuating the transactions contemplated herein and proceeding to the Closing of such transactions.

5. Public Announcements. Neither party shall make any press release or other public announcement concerning any part or all of the matters contained in this Term Sheet without the prior written consent of the other party.

6. Confidentiality. The parties agree to provide one another with access to their respective confidential records, documents and financial information concerning their respective businesses, plans of operation and customer-client lists; each party agrees to keep confidential and not disclose to any other party, any employee, agent or partner any confidential information except on a "need to know" basis.

7. Closing. We agree to schedule a closing of the transactions contemplated in this Agreement on or before October 31, 2003. Either party may reschedule the Closing to a date no later than November 30, 2003 upon ten (10) days written notice.

8. Exclusivity. Subject to the receipt by Burrows of the $11,250 payment identified in Paragraph 3A above on or before September 8, 2003, Burrows agrees that in consideration of the $75,000 in payments made by Delta, Burrows agrees not to seek or entertain any business opportunities encompassed within the business plan of Delta-Sub with any other third parties prior to the Closing, except for the Pre-Delta Projects as defined above.

9. Modification/Governing Law. This Agreement may only be modified, changed or amended by a writing signed by the parties. The interpretation and enforcement of the terms and provisions of this Agreement shall be construed and governed in accordance with the laws of the State of Texas.

10. Termination. This Agreement may only be terminated upon mutual consent of the parties or, by either party on ten (10) days written notice, after October 30, 2003. In the event of any termination as provided herein, all monies theretofore paid by one party to the other shall be deemed nonrefundable and this Agreement shall be deemed void and of no further legal effect.

Please indicate your acknowledgement of and agreement to the foregoing terms and provisions of this Agreement by signing your name where found below. We look forward to an exciting and profitable business partnership with you.

Very truly yours,

AGREED TO AND ACCEPTED BY: DELTA MUTUAL, INC.

_/s/ Jamie Burrows_________ By:__/s/ Peter F. Russo__________

Jamie Burrows, Individually Peter F. Russo, President

Burrows Consulting, Inc. DELTA-SUB

By:_/s/ Jamie B. Burrows_____ By:_/s/ Peter F. Russo__________

Jamie B. Burrows, President Peter F. Russo, President

Dated as of August 29, 2003

Exhibit A

Annual Inventive Bonus Formula

Exceeding the budgeted Pre-Tax GAAP basis Income and before extraordinary items:

Amount Over Budget Incentive Basis

Up to 20% 5% of Excess Over Budget

21% up to 40% 5% on 20% Over Budget plus

10% on amount from 21% to 40%

41% up to 60% 5% on 20% Over Budget plus

10% on 21% to 40% plus

15% on 41% to 60%

61% and Over 5% on 20% Over Budget plus

10% on 21% to 40% plus

15% on 41% to 60% plus

25% on 61% and Over

Exhibit B

Delta Specialty Services, Inc. Operating Budget

	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

Income
Contract 1					$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000
Contract 2								$167,000	$167,000	$167,000	$167,000	$167,000
Contract 3
Contract 4
Contract 5
Contract 6
Billable Expences					$15,199	$16,380	$16,380	$35,055	$35,055	$35,055	$35,055	$35,055
Total Billed					$182,199	$183,380	$183,380	$369,055	$369,055	$369,055	$369,055	$369,055
Total Received						$15,199	$183,380	$183,380	$202,055	$369,055	$369,055	$369,055

Cost of Goods					$133,600	$133,600	$133,600	$267,200	$267,200	$267,200	$267,200	$267,200

Total Income	$0	$0	$0	$0	$48,599	$49,780	$49,780	$101,855	$101,855	$101,855	$101,855	$101,855

Expenses

Salaries w/Benefits	$20,800	$27,300	$27,300	$35,800	$35,550	$40,800	$40,800	$45,800	$45,800	$45,800	$45,800	$45,800
Rent	$0	$0	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500
Phones	$500	$400	$400	$400	$500	$500	$500	$600	$600	$600	$600	$600
Utilities	$0	$0	$0	$0	$500	$500	$500	$500	$500	$500	$500	$500
Insurance	$0	$0	$0	$500	$500	$500	$500	$500	$500	$500	$500	$500
Equipment Rental	$0	$0	$0	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000
Start up	$0
Office Furniture & Equipment	$2,000	$0	$0	$0	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Training	$0	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100
Travel	$3,000	$7,000	$7,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000
Government Specialist	$0	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000
Accounting	$0	$0	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000
Legal	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400
Conferences & Symposiums	$1,000	$3,000	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Contingency

Total Expenses	$30,700	$46,200	$50,200	$66,200	$67,550	$72,800	$72,800	$77,900	$77,900	$77,900	$77,900	$77,900

Net
Month	($30,700)	($46,200)	($50,200)	($66,200)	($18,951)	($23,020)	($23,020)	$23,955	$23,955	$23,955	$23,955	$23,955

	($30,700)	($46,200)	($50,200)	($66,200)	($18,951)	($23,020)	($23,020)	$23,955	$23,955	$23,955	$23,955	$23,955
Cumulative	($30,700)	($76,900)	($127,100)	($193,300)	($212,251)	($235,271)	($258,291)	($234,336)	($210,381)	($186,426)	($162,471)	($138,516)

Labor

Jamie	0.5	0.5	0.5	1	1	1	1	1	1	1	1	1
Art	0.5	1	1	1	1	1	1	1	1	1	1	1
Administrator	0	0	0	1	0	1	1	1	1	1	1	1
Technician	0	0	0	0	1	1	1	2	2	2	2	2

Month 13	Month 14	Month 15	Month 16	Month 17	Month 18	Month 19	Month 20	Month 21	Month 22	Month 23	Month 24		Month 25	Month 26	Month 27

$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$2,004,000	$167,000	$167,000	$167,000
$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$2,004,000	$167,000	$167,000	$167,000
		$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$1,670,000	$167,000	$167,000	$167,000
								$167,000	$167,000	$167,000	$167,000		$167,000	$167,000	$167,000
															$167,000

$39,083	$39,083	$62,066	$62,066	$62,066	$62,066	$62,066	$62,066	$65,509	$65,509	$65,509	$65,509	$712,598	$65,509	$65,509	$68,951
$373,083	$373,083	$563,066	$563,066	$563,066	$563,066	$563,066	$563,066	$733,509	$733,509	$733,509	$733,509	$7,058,598	$733,509	$733,509	$903,951
$369,055	$373,083	$373,083	$396,066	$563,066	$563,066	$563,066	$563,066	$563,066	$566,509	$733,509	$733,509	$6,360,144	$733,509	$733,509	$733,509

$267,200	$267,200	$400,800	$400,800	$400,800	$400,800	$400,800	$400,800	$534,400	$534,400	$534,400	$534,400	$5,076,800	$534,400	$534,400	$668,000

$105,883	$105,883	$162,266	$162,266	$162,266	$162,266	$162,266	$162,266	$199,109	$199,109	$199,109	$199,109	$1,981,798	$199,109	$199,109	$235,951

$54,750	$54,750	$59,750	$59,750	$59,750	$59,750	$59,750	$59,750	$64,750	$64,750	$64,750	$64,750	$727,000	$64,750	$64,750	$69,750
$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$18,000	$1,500	$1,500	$1,500
$600	$600	$700	$700	$700	$700	$700	$700	$800	$800	$800	$800	$8,600	$800	$800	$900
$500	$500	$500	$500	$500	$500	$500	$500	$500	$500	$500	$500	$6,000	$500	$500	$500
$500	$500	$500	$500	$500	$500	$500	$500	$500	$500	$500	$500	$6,000	$500	$500	$500
$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$24,000	$2,000	$2,000	$2,000
												$0
$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$12,000	$1,000	$1,000	$1,000
$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$25,200	$2,100	$2,100	$2,100
$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$144,000	$12,000	$12,000	$12,000
$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$36,000	$3,000	$3,000	$3,000
$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$36,000	$3,000	$3,000	$3,000
$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$40,800	$3,400	$3,400	$3,400
$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$30,000	$2,500	$2,500	$2,500

$86,850	$86,850	$91,950	$91,950	$91,950	$91,950	$91,950	$91,950	$97,050	$97,050	$97,050	$97,050	$1,113,600	$97,050	$97,050	$102,150

$19,033	$19,033	$70,316	$70,316	$70,316	$70,316	$70,316	$70,316	$102,059	$102,059	$102,059	$102,059	$868,198	$102,059	$102,059	$133,801

$19,033	$19,033	$70,316	$70,316	$70,316	$70,316	$70,316	$70,316	$102,059	$102,059	$102,059	$102,059	$868,198	$102,059	$102,059	$133,801
($119,484)	($100,451)	($30,135)	$40,181	$110,498	$180,814	$251,130	$321,446	$423,505	$525,564	$525,564	$627,623		$729,681	$831,740	$965,541

1	1	1	1	1	1	1	1	1	1	1	1		1	1	1
1	1	1	1	1	1	1	1	1	1	1	1		1	1	1
1	1	1	1	1	1	1	1	1	1	1	1		1	1	1
2	2	3	3	3	3	3	3	4	4	4	4		4	4	5

Month 28	Month 29	Month 30	Month 31	Month 32	Month 33	Month 34	Month 35	Month 36

$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$2,004,000	$5,344,000
$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$2,004,000	$4,843,000
$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$2,004,000	$3,674,000
$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$2,004,000	$2,004,000
$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$167,000	$1,670,000	$1,670,000
					$167,000	$167,000	$167,000	$167,000	$668,000	$668,000
$68,951	$68,951	$68,951	$68,951	$68,951	$72,394	$72,394	$72,394	$72,394	$834,300	$1,770,131
$903,951	$903,951	$903,951	$903,951	$903,951	$1,074,394	$1,074,394	$1,074,394	$1,074,394	$11,188,300	$20,641,131
$736,951	$903,951	$903,951	$903,951	$903,951	$903,951	$907,394	$907,394	$907,394	$10,179,415	$18,230,738

$668,000	$668,000	$668,000	$668,000	$668,000	$801,600	$801,600	$801,600	$801,600	$8,283,200	$15,096,800

$235,951	$235,951	$235,951	$235,951	$235,951	$272,794	$272,794	$272,794	$272,794	$2,905,100	$5,544,331

$69,750	$69,750	$69,750	$69,750	$69,750	$74,750	$74,750	$74,750	$74,750	$847,000	$2,031,350
$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$1,500	$18,000	$51,000
$900	$900	$900	$900	$900	$1,000	$1,000	$1,000	$1,000	$11,000	$25,800
$500	$500	$500	$500	$500	$500	$500	$500	$500	$6,000	$16,000
$500	$500	$500	$500	$500	$500	$500	$500	$500	$6,000	$16,500
$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$24,000	$66,000

$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000	$12,000	$34,000
$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$25,200	$73,500
$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$144,000	$413,000
$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$36,000	$105,000
$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$3,000	$36,000	$102,000
$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$3,400	$40,800	$122,400
$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$30,000	$89,000

$102,150	$102,150	$102,150	$102,150	$102,150	$107,250	$107,250	$107,250	$107,250	$1,236,000	$3,145,550

$133,801	$133,801	$133,801	$133,801	$133,801	$165,544	$165,544	$165,544	$165,544	$1,669,100	$2,398,781

$133,801	$133,801	$133,801	$133,801	$133,801	$165,544	$165,544	$165,544	$165,544	$1,669,100	$2,398,781
$1,099,343	$1,233,144	$1,366,945	$1,500,746	$1,634,548	$1,800,091	$1,965,635	$2,131,179	$2,296,723
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1	1	1	1	1	1	1	1	1